Exhibit 12.2
CERTIFICATION
I, Adriaan Jacobus Davel,

certify that:
(1)
I have reviewed Amendment No. 2 to the annual report on Form 20-F of DRDGOLD

LIMITED;
(2)
Based on my

knowledge, this Amendment No.

2 does not

contain any untrue

statement of a material
fact or omit

to state a

material fact necessary

to make

the statements

made, in light

of the circumstances
under

which such

statements were

made,

not

misleading with

respect to

the

period covered

by this
report.
Date: April 12, 2023
/s/ Adriaan Jacobus Davel
Adriaan Jacobus Davel
Chief Financial Officer